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               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                            FOR NORTH AMERICAN FUNDS
                              Dated March 1, 1999



     1. The second sentence of the first paragraph under "HEDGING AND OTHER STRATEGIC TRANSACTIONS" on page 18 of the Statement of Additional Information
(SAI) is replaced with the following:

     Except for the International Equity Portfolio, these strategies will be used for hedging purposes only, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements), and managing the effective maturity or duration of debt instruments held by the Fund.

     2. The following heading and paragraph are added after the paragraph with the heading "Other Limitations" on page 24 of the SAI:

International Equity Portfolio

     The International Equity Portfolio may use certain Strategic Transactions and instruments for both hedging and non-hedging purposes. Circumstances under which such techniques might be used to further the Fund's investment objective include, but are not limited to, the purchase or sale of stock and stock index futures contracts: to gain exposure to a market in response to changes in the Fund's investment strategy; upon the inflow of investable cash; when the instrument provides greater liquidity than the underlying market; when the Fund is restricted from directly owning a security or currency; or when these strategies and instruments provide a pricing advantage or lower transaction costs. The Fund also may purchase combinations of instruments in order to gain exposure to an investment instead of actually purchasing such investment. For example, the Fund may purchase and sell forward foreign currency exchange contracts in combination with other transactions (such as the purchase and sale of stock and stock index futures contracts). The Fund will not use derivatives in a manner that creates leverage.



                                    August 31, 1999